SUBORDINATION AGREEMENT
                           (SFI Intermediate Limited)

                  THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of August __, 2002, is made by SFI Intermediate Limited (the "Creditor") in favor of each of the "Senior Lenders" listed on SCHEDULE 1 hereto (each a "Senior Lender" and, collectively, the "Senior Lenders").

                  The Chalone Wine Group, Ltd., a California corporation (the "Borrower"), certain Senior Lenders and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch ("Rabobank"), as issuer of letters of credit, as swingline lender and as administrative agent, are parties to a Credit Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Credit Agreement") pursuant to which the Senior Lenders party thereto have made available to the Borrower a revolving credit facility and term loan facility, as provided therein.

                  The Borrower and certain other Senior Lenders are parties to an Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Amended and Restated Note Purchase Agreement") relating to the
Borrower's $5,000,000 Adjustable Rate Senior Secured Notes, Series A, Due September 15, 2010, the Borrower's $10,000,000 Adjustable Rate Senior Secured Notes, Series B, Due September 15, 2010, and the Borrower's $15,000,000 Adjustable Rate Senior Secured Notes, Series C, Due September 15, 2010.

                  Rabobank, as collateral agent (in such capacity, the "Collateral Agent"), and the other Senior Lenders are also parties to an Amended and Restated Intercreditor and Collateral Agency Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Intercreditor Agreement") pursuant to which, among other things, the Senior Lenders have agreed to the allocation of certain payments made in respect of the Senior Debt (as defined below).

                  Additionally, the Borrower is or will be indebted to the Creditor in the principal amount of $2,750,000, pursuant to a Convertible Note Purchase Agreement, dated as of August __, 2002 (as amended, modified, renewed, extended or replaced from time to time, the "Note Purchase Agreement") and the Convertible Subordinated Promissory Note dated August __, 2002 (the "Subordinated Note") outstanding thereunder. It is a condition precedent to the continued borrowings under the Credit Agreement and the issuance of letters of credit thereunder and the continuance of the loans under the Amended and Restated Note Purchase Agreement that the Creditor deliver this Agreement to the Senior Lenders to provide for the subordination of the Borrower's indebtedness to the Creditor to the Senior Debt. The Creditor has agreed to the subordination of such indebtedness to it, upon the terms and subject to the conditions set forth in this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1         DEFINITIONS; INTERPRETATION.


                                       1.

                  (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMITMENTS" means, in respect of each Senior Lender, the commitment of such Senior Lender to grant credit, make loans or otherwise extend financing to the Borrower under the Senior Debt.

                  "INSOLVENCY EVENT" has the meaning set forth in Section 3.

                  "REQUIRED SECURED PARTIES" shall have the meaning given to such term in the Intercreditor Agreement.

                  "SENIOR DEBT" means (i) the indebtedness, liabilities and other obligations of the Borrower to the Senior Lenders under or in connection with the Credit Agreement and the other Loan Documents, including all unpaid principal of the Loans, all unpaid drawings under the Letters of Credit, all interest accrued thereon, all fees due thereunder and all other amounts payable by the Borrower to the Senior Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined; and (ii) the indebtedness, liabilities and other obligations of the Borrower to the Senior Lenders under or in connection with the Amended and Restated Note Purchase Agreement and the other Senior Secured Note Documents, including all unpaid principal of the Senior Secured Notes, all interest accrued thereon, all premiums and Make-Whole Amounts (as defined in the Amended and Restated Note Purchase Agreement) due thereunder, all fees due thereunder and all other amounts payable by the Borrower to the Senior Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

                  "SUBORDINATED  DEBT" means all  indebtedness,  liabilities and other obligations of the Borrower to the Creditor under or in connection with the Note Purchase Agreement and the Subordinated Note, including all principal on the Subordinated Note, all premium and interest accrued thereon, all fees and all other amounts payable by the Borrower to the Creditor under or in connection with the Note Purchase Agreement, the Subordinated Note and any other documents or instruments related thereto, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

                  "SUBORDINATED DEBT PAYMENT" means any payment or distribution by or on behalf of the Borrower, directly or indirectly, of assets of the Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt.

                                       2.

                  (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                  (i) Any reference in this Agreement to an Article, a Section, a Schedule or an Exhibit is a reference to an article hereof, a section hereof, a schedule hereto or an exhibit hereto, respectively, and to a subsection hereof or a clause hereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                  (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears.

                  (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                  (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation".

                  (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                  (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                  (vii) The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                  SECTION 2 AGREEMENT OF SUBORDINATION. Until such time as this Agreement is terminated in accordance with Section 30 below, the Subordinated Debt (including all Subordinated Debt Payments) shall be subject, subordinate and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash of the Senior Debt.

                  SECTION 3 SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF THE BORROWER. In the event of any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, upon the dissolution, winding up or total or partial liquidation or reorganization, readjustment, arrangement or similar proceeding relating to the Borrower or its property, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshalling or composition of the assets and liabilities of the Borrower, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, for application in accordance with the Intercreditor Agreement, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Creditor would be entitled except for the provisions hereof shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution,

                                       3.

as applicable, directly to the Collateral Agent (on behalf of the Senior Lenders) for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Collateral Agent or the Senior Lenders in respect of such Senior Debt.

                  SECTION 4 PAYMENTS ON SUBORDINATED DEBT. As long as any Senior Debt shall remain outstanding and unpaid, the Borrower shall not make, directly or indirectly, and the Creditor shall not accept or receive, any Subordinated Debt Payment; PROVIDED, HOWEVER, that the Borrower and the Creditor may at any time convert the Subordinated Debt, in whole or in part, into common stock of the Borrower.

                  SECTION 5 SUBORDINATION OF REMEDIES. As long as any Senior Debt shall remain outstanding and unpaid, the Creditor shall not, without the prior written consent of the Collateral Agent (acting on instructions from the Required Secured Parties):

                  (i) accelerate, make demand, declare a default or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Note Purchase Agreement and the Subordinated Note;

                  (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Debt, or (B) any collateral securing the Subordinated Debt, including causing or compelling the pledge or delivery of any such collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any such collateral, notifying any account debtors of the Borrower or asserting any claim or interest in any insurance with respect to collateral, or attempt to do any of the foregoing;

                  (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of the Creditor to the Borrower against any of the Subordinated Debt; or

                  (iv) commence, or cause to be commenced, or join with any creditor other than the Senior Lenders in commencing, any bankruptcy, insolvency or receivership proceeding against the Borrower.

                  SECTION 6 PAYMENT OVER TO COLLATERAL AGENT. In the event that, notwithstanding the provisions of Sections 3, 4 and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4 and 5 by the Creditor before all Senior Debt is paid in full in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Senior Lenders and shall be paid over or delivered to the Collateral Agent for application to the payment in full in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4 and 5, after giving effect to any concurrent payments or distributions to the Collateral Agent and the Senior Lenders in respect of the Senior Debt.

                  SECTION 7 AUTHORIZATION TO COLLATERAL AGENT. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur relating to the Borrower or its property: (i) the

                                       4.

Collateral Agent, when so instructed by the Required Secured Parties, is hereby irrevocably authorized and empowered (in the name of the Senior Lenders or in the name of the Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Collateral Agent and the Senior Lenders; and (ii) the Creditor shall promptly take such action as the Collateral Agent (on instruction from the Required Secured Parties) may reasonably request (A) to collect the Subordinated Debt for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Collateral Agent such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

                  SECTION  8  REPRESENTATIONS   AND  WARRANTIES.   The  Creditor
represents and warrants to each Senior Lender that:

                  (a) ORGANIZATION AND POWERS. The Creditor is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite power and authority to own its assets and carry on its business and to execute, deliver and perform its obligations under this Agreement.

                  (b) AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by the Creditor of this Agreement have been duly authorized by all necessary corporate action of the Creditor, and do not and will not: (i) contravene the terms of the certificate or articles, as the case may be, of incorporation and the bylaws of the Creditor, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Creditor is a party or by which it or its properties may be bound or affected; or (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on or affecting the Creditor.

                  (c) BINDING OBLIGATION. This Agreement constitutes the legal, valid and binding obligation of the Creditor, enforceable against the Creditor in accordance with its terms.

                  (d) CONSENTS. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by the Creditor of this Agreement.

                  (e) NO PRIOR ASSIGNMENT. The Creditor has not previously assigned any interest in the Subordinated Debt, no Person other than the Creditor owns an interest in the Subordinated Debt (whether as joint holders of the Subordinated Debt, participants or otherwise), and the entire Subordinated Debt is owing only to the Creditor.

                  (f) INDEPENDENT INVESTIGATION. The Creditor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of the Borrower and all other matters pertaining to this Agreement and further acknowledges that it is not relying in any

                                       5.

manner upon any representation or statement of the Collateral Agent or the Senior Lenders with respect thereto. The Creditor represents and warrants that it is aware of the terms of the Loan Documents and the Senior Secured Note
Documents and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and any other matters pertinent hereto that the Creditor may desire. The Creditor is not relying upon or expecting the Collateral Agent or the Senior Lenders to furnish to the Creditor any information now or hereafter in the Collateral Agent or the Senior Lenders' possession concerning the financial condition of the Borrower or any other matter.

SECTION 9         CERTAIN AGREEMENTS OF THE CREDITOR.

                  (a) NO BENEFITS. The Creditor understands that there may be various agreements among the Collateral Agent, the Senior Lenders and the Borrower evidencing and governing the Senior Debt, and the Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on the Creditor and that the Collateral Agent and the Senior Lenders shall have no obligation to the Creditor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to it under such agreements.

                  (b) NO INTERFERENCE. The Creditor acknowledges that the Borrower has granted the Collateral Agent and the Senior Lenders a security interest in certain of the Borrower's assets and agrees not to interfere with or in any manner oppose a disposition of any collateral by the Collateral Agent or the Senior Lenders in accordance with applicable law.

                  (c) RELIANCE BY COLLATERAL AGENT AND SENIOR LENDERS. The Creditor acknowledges and agrees that the Collateral Agent and the Senior Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in maintaining the loans and other extensions of credit under the Loan Documents and the Senior Secured Note Documents.

                  (d) WAIVERS. The Creditor waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshalling of assets.

                  (e) OBLIGATIONS OF CREDITOR NOT AFFECTED. The Creditor agrees that at any time and from time to time, without notice to or the consent of the Creditor, without incurring responsibility to the Creditor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Collateral Agent and the Senior Lenders hereunder:

                  (i) the time for the Borrower's performance of or compliance with any of its agreements contained in the Loan Documents or the Senior Secured Note Documents may be extended or such performance or compliance may be waived by the applicable Senior Lenders;

                  (ii) the agreements of the Borrower with respect to the Loan Documents and the Senior Secured Note Documents may from time to time be modified by the Borrower and the applicable Senior Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of the Borrower or the Senior Lenders thereunder;

                                       6.

                  (iii) the manner, place or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part, or the principal amount of the Senior Debt may from time to time be increased or decreased;

                  (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by the Borrower and the applicable Senior Lenders;

                  (v) any collateral securing Senior Debt may be sold, exchanged, released or substituted and any Lien in favor of the Collateral Agent or the Senior Lenders may be terminated, subordinated or fail to be perfected or become unperfected;

                  (vi) any Person liable in any manner for Senior Debt may be discharged, released or substituted; and

                  (vii) all other rights against the Borrower, any other Person or with respect to any collateral may be exercised (or the Collateral Agent and the Senior Lenders may waive or refrain from exercising such rights).

                  (f) RIGHTS OF COLLATERAL AGENT AND SENIOR LENDERS NOT TO BE IMPAIRED. No right of the Collateral Agent or the Senior Lenders to enforce the subordination provided for herein or to exercise their other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by the Borrower, the Collateral Agent or the Senior Lenders hereunder or under or in connection with the Loan Documents or the Senior Secured Note Documents or by any noncompliance by the Borrower with the terms and provisions and covenants herein or in any other Loan Document or Senior Secured Note Document, regardless of any knowledge thereof the Collateral Agent or the Senior Lenders may have or otherwise be charged with.

                  (g) FINANCIAL CONDITION OF BORROWER. The Creditor shall not have any right to require the Collateral Agent or the Senior Lenders to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or the ability of the Borrower to pay and perform Senior Debt; (ii) the Senior Debt; (iii) any collateral for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Collateral Agent, the Senior Lenders or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

                  (h) ACQUISITION OF LIENS OR GUARANTIES. The Creditor shall not, without the prior written consent of the Collateral Agent and the Required Secured Parties, acquire any right or interest in or to any collateral to secure the Subordinated Debt or accept any guaranties for the Subordinated Debt. The Borrower shall not, without the prior written consent of the Collateral Agent and the Required Secured Parties, grant, or suffer or permit its Subsidiaries to grant, to the Creditor any right or interest in or to any collateral to secure the Subordinated Debt or suffer or permit any of its Subsidiaries to provide any guaranties for the Subordinated Debt.

                  SECTION 10 SUBROGATION.

                                       7.

                  (a) SUBROGATION. Until the payment in cash and performance in full of all Senior Debt, the Creditor shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Collateral Agent or the Senior Lenders hereunder or otherwise. Upon the payment in cash and performance in full of all Senior Debt, the Creditor shall be subrogated to the rights of the Collateral Agent and the Senior Lenders to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to the Collateral Agent or the Senior Lenders of any cash, property or securities to which the Creditor would be entitled except for the provisions of Section 3, 4 or 5 shall, as among the Borrower, its creditors (other than the Senior Lenders and the Collateral Agent) and the Creditor, be deemed to be a payment by the Borrower to or on account of the Senior Debt.

                  (b) PAYMENTS OVER TO CREDITOR. If any payment or distribution to which the Creditor would otherwise have been entitled but for the provisions of Section 3, 4 or 5 shall have been applied pursuant to the provisions of
Section 3, 4 or 5 to the payment of all amounts payable under the Senior Debt, the Creditor shall be entitled to receive from the Collateral Agent and the Senior Lenders any payments or distributions received by the Collateral Agent and the Senior Lenders in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to the Collateral Agent and the Senior Lenders, the Collateral Agent and the Senior Lenders shall promptly remit such excess to the Creditor and until so remitted shall hold such excess payment for the benefit of the Creditor.

                  SECTION 11 CONTINUING AGREEMENT; REINSTATEMENT.

                  (a) CONTINUING AGREEMENT. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Creditor until the full, final and indefeasible payment in cash, and the full and final performance, of the Senior Debt and the termination of the Commitments. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate or reform, by litigation or otherwise, its respective agreements with the Borrower.

                  (b) REINSTATEMENT. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Borrower shall be rescinded or must otherwise be restored by the Collateral Agent or any Lender, whether as a result of an Insolvency Event or otherwise.

                  SECTION 12 PAYMENTS. The Creditor shall make each payment hereunder unconditionally in full without set-off, counterclaim or other defense, on the day when due to the Collateral Agent in Dollars and in same day or immediately available funds, to the account from time to time specified by the Collateral Agent.

                  SECTION 13 TRANSFER OF SUBORDINATED DEBT. The Creditor may not assign or transfer its rights and obligations under the Note Purchase Agreement or the Subordinated Note or any interest in the Subordinated Debt or any collateral therefor without the prior written consent of the Required Secured Parties, and any such transferee or assignee, as a condition to

                                       8.

acquiring the Subordinated Note or interest in the Subordinated Debt or collateral shall agree to be bound hereby, in form satisfactory to the Collateral Agent and the Required Secured Parties. Any prohibited assignment shall be absolutely void. The Senior Lenders (and each of them) may from time to time assign or grant participations in all or part of their rights and obligations under the Senior Debt, subject to the terms and provisions of the Senior Debt held by such Senior Lender, and each such assignee of, or participant in, the Senior Debt shall be entitled to all of the rights and benefits afforded to the Senior Lenders under this Agreement.

                  SECTION 14 AMENDMENTS OF SUBORDINATED DEBT. Each of the Borrower and the Creditor shall not, without the prior written consent of the Required Secured Parties, agree to or permit any amendment, modification or waiver of any material provisions of the Note Purchase Agreement, the Subordinated Note or any other agreement relating to any Subordinated Debt (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Subordinated Debt) if the effect of such amendment, modification or waiver is to: (i) increase the interest rate on the Subordinated Debt or change (to earlier dates) the dates upon which principal and interest are due thereon; (ii) alter the redemption, prepayment or subordination provisions thereof; (iii) alter the covenants and events of default in a manner which would make such provisions more onerous or restrictive to the Borrower or any Subsidiary; or (iv) otherwise increase the obligations of the Borrower in respect of the Subordinated Debt or confer additional rights upon the Creditor which individually or in the aggregate would be adverse to the Borrower, its Subsidiaries or the Senior Lenders.

                  SECTION 15 OBLIGATIONS OF BORROWER NOT AFFECTED. The provisions of this Agreement are intended solely for the purpose of defining the relative rights against the Borrower of the Creditor, on the one hand, and the Collateral Agent and the Senior Lenders, on the other hand. Nothing contained in this Agreement shall (i) impair, as between the Borrower and the Creditor, the obligation of the Borrower to pay the principal of or interest on the Subordinated Note and its other obligations with respect to the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against the Borrower of the Creditor, on the one hand, and the creditors of the Borrower (other than the Senior Lenders and the Collateral Agent), on the other hand.

                  SECTION  16  ENDORSEMENT  OF   SUBORDINATED   NOTES;   FURTHER
ASSURANCES AND ADDITIONAL ACTS.

                  (a) ENDORSEMENT OF SUBORDINATED NOTE. At the request of the Collateral Agent, the Subordinated Note and all other documents and instruments evidencing any of the Subordinated Debt shall be endorsed with a legend noting that the Subordinated Note and such other documents and instruments are subject to this Agreement, and the Creditor shall promptly deliver to the Collateral Agent evidence of the same.

                  (b) FURTHER ASSURANCES AND ADDITIONAL ACTS. Each of the Creditor and the Borrower shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, financing statements, documents and assurances, and perform such acts as the Collateral Agent or the Required Secured Parties shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly

                                       9.

provide the Collateral Agent with evidence of the foregoing satisfactory in form and substance to the Collateral Agent and the Required Secured Parties.

                  SECTION 17 NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent or delivered at or to the address or facsimile number of the respective party or parties set forth in the Credit Agreement or the Amended and Restated Note Purchase Agreement, as the case may be, or, in the case of the Creditor, at or to its address or facsimile number set forth on the signature pages hereof, or at or to such other address or facsimile number as such party or parties shall have designated in a written notice to the other party or parties. All such notices and communications shall be effective (i) if delivered by hand, when delivered;
(ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and
(iii) if sent by facsimile transmission, when sent.

                  SECTION 18 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Collateral Agent or any Senior Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Collateral Agent or any Senior Lender.

                  SECTION 19 COSTS AND EXPENSES.

                  (a) PAYMENTS BY BORROWER. The Borrower agrees to pay to the Collateral Agent and the Senior Lenders on demand the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Senior Lenders, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Senior Lenders (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof.

                  (b) PAYMENTS BY BORROWER AND CREDITOR. Each of the Borrower and the Creditor jointly and severally agrees to pay to the Collateral Agent on demand all costs and expenses of the Collateral Agent and the Senior Lenders, and the fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by the Collateral Agent and any Senior Lender as a result of any failure by the Creditor to perform or observe its obligations contained in this Agreement.

                  SECTION 20 SURVIVAL. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid or the Senior Lenders have any Commitments. Without limiting the generality of the foregoing, the obligations of the Borrower and the Creditor under

                                      10.

Section 19 shall survive the satisfaction of the Senior Debt and the termination of the Commitments.

                  SECTION 21 BENEFITS OF AGREEMENT. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person (other than any Person that becomes a Senior Lender after the date hereof) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

                  SECTION 22 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Creditor, the Collateral Agent and each Senior Lender and their respective successors and assigns.

                  SECTION 23 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 24 SUBMISSION TO JURISDICTION.

                  (a) SUBMISSION TO JURISDICTION. The Creditor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the State of New York for the purpose of any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

                  (b) APPOINTMENT OF PROCESS COLLATERAL AGENT. The Creditor hereby irrevocably appoints the Borrower (the "Process Collateral Agent"), as its authorized agent with all powers necessary to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement in any of the courts in and of the State of New York. Such service may be made by mailing or delivering a copy of such process to the Creditor in care of the Process Collateral Agent at the Process Collateral Agent's address, and the Creditor hereby irrevocably authorizes and directs the Process Collateral Agent to accept such service on its behalf and agrees that the failure of the Process Collateral Agent to give any notice of any such service to the Creditor shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. As an alternative method of service, the Creditor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Creditor at its address specified in Section 17. If for any reason the Borrower shall cease to act as Process Collateral Agent, the Creditor shall appoint forthwith, in the manner provided for herein, a successor Process Collateral Agent qualified to act as an

                                      11.

Collateral Agent for service of process with respect to all courts in and of the State of New York and acceptable to the Collateral Agent.

                  (c) NO LIMITATION. Nothing in this Section 24 shall affect the right of the Collateral Agent or the Senior Lenders to serve legal process in any other manner permitted by law or limit the right of the Collateral Agent or the Senior Lenders to bring any action or proceeding against the Creditor or its property in the courts of other jurisdictions.

                  SECTION 25 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

                  (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Borrower, the Senior Lenders, the Collateral Agent and the Creditor with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Agreement.

                  (b) AMENDMENTS AND WAIVERS. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Creditor, the Collateral Agent and the Required Secured Parties (or the Collateral Agent with the written consent of the Required Secured Parties); and no waiver of any provision of this Agreement, or consent to any departure by the Borrower or the Creditor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Required Secured Parties (or the Collateral Agent with the consent of the Required Secured Parties). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 26 CONFLICTS. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and the Note Purchase Agreement, the Subordinated Note or any other document or instrument relating to the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

                  SECTION 27 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

                  SECTION 28 INTERPRETATION. This Agreement is the result of negotiations between, and have been reviewed by counsel to, the Collateral Agent, the Senior Lenders, the Creditor, the Borrower and other parties, and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against any of the Senior Lenders or the Collateral Agent merely because of the Collateral Agent's or any Senior Lender's involvement in the preparation thereof.

                                      12.

                  SECTION 29 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 30 TERMINATION OF AGREEMENT. Upon payment in cash and performance in full of the Senior Debt and the termination of the Commitments, this Agreement shall terminate and the Collateral Agent and the Senior Lenders shall promptly execute and deliver to the Borrower and the Creditor such documents and instruments as shall be necessary to evidence such termination; PROVIDED, HOWEVER, that the obligations of the Borrower and the Creditor under
Section 19 shall survive such termination.

                              [SIGNATURES FOLLOW.]





                                      13.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    THE COLLATERAL AGENT

                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A.,
                                    "RABOBANK INTERNATIONAL",
                                    NEW YORK BRANCH, as Collateral Agent

                                    By ___________________________________
                                    Title:

                                    By ___________________________________
                                    Title:


                                    THE SENIOR LENDERS

                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A.,
                                    "RABOBANK INTERNATIONAL",
                                    NEW YORK BRANCH

                                    By ___________________________________
                                    Title:

                                    By ___________________________________
                                    Title:


                                    FARM CREDIT WEST FLCA

                                    By ___________________________________
                                    Title:


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By ___________________________________
                                    Title:


                                      14.

                                    COMERICA BANK-CALIFORNIA

                                    By ___________________________________
                                    Title:


                                    AGSTAR FINANCIAL SERVICES, PCA, D/B/A
                                    FARM CREDIT SERVICES COMMERCIAL
                                    FINANCE GROUP

                                    By ___________________________________
                                    Title:


                                    FARM CREDIT SERVICE OF AMERICA, PCA

                                    By ___________________________________
                                    Title:


                                    THE CREDITOR

                                    SFI Intermediate Limited

                                    By ___________________________________
                                    Title:

                                    Address:

                                    ______________________________________
                                    ______________________________________
                                    ______________________________________
                                    Attn: ________________________________
                                    Fax No._______________________________


                                    THE BORROWER

                                    THE CHALONE WINE GROUP, LTD.

                                    By ___________________________________
                                    Title:




                                      15.

                                   Schedule 1

                           to Subordination Agreement

                                "SENIOR LENDERS"

A.       Senior Lenders party to the Credit Agreement:

                  1. Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Issuing Lender, as Swingline Lender, as a Lender and as Agent

                  2.     Farm Credit West FLCA

                  3.     U.S. Bank National Association

                  4.     Comerica Bank - California

                  5. Each other Person from time to time party to the Credit Agreement as a "Lender" thereunder.

B.       Senior Lenders party to the Amended and Restated Note Purchase
         Agreement.

                  1. Agstar Financial Services, PCA, d/b/a Farm Credit Services Commercial Finance Group

                  2.     Farm Credit Services of America, PCA

                  3. Each other Person from time to time party to the Amended and Restated Note Purchase Agreement as a "Purchaser" thereunder.

C. Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Collateral Agent




                                      16.